 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2018
PHILLIPS EDISON GROCERY CENTER REIT III, INC.
(Exact name of registrant specified in its charter)

Maryland	333-217924	32-0499883
State or other jurisdiction of incorporation or organization	Commission File Number	IRS Employer Identification No.
11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices)
(513) 554-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in this Current Report on Form 8-K set forth under Item 5.07 regarding the amendments to the charter of Phillips Edison Grocery Center REIT III, Inc. (the “Company”) is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 7, 2018, the Company held its annual meeting of stockholders in Park City, Utah. The two matters on the agenda for the annual meeting were (1) the election of three directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified (“Matter 1”) and (2) three proposals to amend the Company’s charter (“Matter 2”).

Matter 1 - Election of Directors

The nominees submitted for election as directors were Jeffrey S. Edison, David W. Garrison and Richard J. Smith. The votes cast for, votes withheld and broker non-votes for each of the director nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jeffrey S. Edison	3,641,217	39,268	0
David W. Garrison	3,641,217	39,268	0
Richard J. Smith	3,641,217	39,268	0

All of the nominees were elected to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and qualified. The voting was closed on Matter 1.

Matter 2 - Three Proposals to Amend the Company’s Charter

Matter 2A - Approve an amendment of the charter to revise a provision relating to disposition fees such that, in the event that a brokerage commission is paid, the disposition fee that may be paid to the Company’s advisor would not exceed the brokerage commission paid to a third-party broker in connection with the sale of one or more of the Company’s properties.

For	Against	Abstain	Broker Non-Votes
3,508,060	51,987	120,348	0

Matter 2B - Approve an amendment of the charter to remove a clause providing that any limitations on the Company’s ability to issue options and warrants will no longer apply if the Company’s common stock is listed on a national securities exchange.

For	Against	Abstain	Broker Non-Votes
3,374,769	64,785	240,931	0

Matter 2C - Approve an amendment of the Company's charter to revise a provision to clarify that the Company cannot participate in any proposed “Roll-Up Transaction” (as defined in the charter) that would result in the Company’s stockholders having democracy rights in the resulting “Roll-Up Entity” (as defined in the charter) that do not include the right to receive an equivalent of the annual report the Company is required to send to its stockholders pursuant to the charter.

For	Against	Abstain	Broker Non-Votes
3,423,359	34,427	222,699	0

The three proposals to amend our charter were approved on August 7, 2018, and the Articles of Amendment were filed in Maryland and became effective on August 9, 2018. A copy of the Articles of Amendment are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Articles of Amendment

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT III, INC.

Dated: August 10, 2018	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer (Principal Accounting Officer)